UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report March 4, 2013

(Date of earliest event reported: March 1, 2013)

CELLCEUTIX CORPORATION

Nevada	30-0565645

(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

100 Cumming Center, Suite 151-B

Beverly, MA  01915

 (Address of principal executive offices and zip code)

(978)-236-8717

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 1, 2013 the Company received back a signed a Confidential Disclosure Agreement with the leading research and cancer treatment center in New York City for the licensing of a novel new compound that potentially treats illnesses associated with Cancer.  The compound is not a drug for tumor regression and possibly could create a whole new market for Cellceutix.  There is no assurance that a full-fledged licensing and collaboration agreement will be executed with the Cancer Center.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release dated March 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 4, 2013

CELLCEUTIX CORPORATION

By:	/s/ Leo Ehrlich
Chief Executive Officer